UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2016

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 18, 2016, OpenText issued a press release regarding an agreement to purchase a significant portion of the customer experience software and services assets (the “Business”) of HP Inc., a Delaware corporation (“HP”). A copy of the press release is being filed herewith as Exhibit 99.1 and is incorporated by reference herein. The website address of OpenText is included in the press release as an inactive textual reference only. The information contained on this website is not part of the press release and shall not be deemed incorporated by reference in this Current Report and should not be considered to be a part of this Current Report.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release, including statements regarding the proposed transaction between OpenText and HP, OpenText’s and the Business’ financial results and estimates and/or business prospects, OpenText’s plans, objectives, expectations and intentions, leadership in the EIM and analytics and insights industries and the expected size, scope and growth of the company’s operations and the markets in which it will operate, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which OpenText and the Business operate, are subject to important risks and uncertainties that are difficult to predict and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on OpenText’s and HP’s perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, OpenText and HP have made assumptions with respect to the ability of OpenText and the Business to achieve expected synergies and the timing of same, the ability of OpenText to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of OpenText and the Business to protect their intellectual property, future capital expenditures, including the amount and nature thereof, trends and developments in the information technology and financial sectors and other sectors of the economy that are related to these sectors, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results being similar to historical results, expectations related to future general economic and market conditions and other matters. OpenText’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. OpenText’s beliefs and assumptions may prove to be inaccurate and consequently OpenText’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)	risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on OpenText’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to the Business or the transaction could prove to be inaccurate, (c) failure or delay in respect of the satisfaction of the closing conditions to the transaction, (d) the potential failure to retain key employees of OpenText or the Business as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships;

(ii)	risks and uncertainties relating to OpenText, including (a) the future performance, financial and otherwise, of OpenText, (b) the ability of OpenText to bring new products to market and to increase sales, (c) the strength of OpenText’s product development pipeline, (d) OpenText’s growth and profitability prospects, (e) the estimated size and growth prospects of the EIM market, (f) OpenText’s competitive position in the EIM market and its ability to take advantage of future opportunities in this market, (g) the benefits of OpenText’s products to be realized by customers, and (h) the demand for OpenText’s products and the extent of deployment of OpenText’s products in the EIM marketplace; and

(iii)	risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that OpenText may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of OpenText’s customers, (f) the competition OpenText faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of OpenText’s products or services, (h) the continuous commitment of OpenText’s customers, and (i) demand for OpenText’s products.

For additional information with respect to risks and other factors which could occur, see OpenText’s Annual Report on Form 10-K filed on July 29, 2015 and Form 10-K/A filed on July 31, 2015, including Part I, Item 1A, “Risk Factors” therein, other Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC’s website at www.sec.gov and other securities regulators. Many of these factors are beyond OpenText’s control. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on April 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

April 18, 2016	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on April 18, 2016

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